E-DEBIT
Global Corporation

"empowering everyone"

To the Board of Directors of E-Debit Global Corporation

Effective this date of August, 15 2017, I am resigning my position as Vice President of Administration of E-Debit Global Corporation

Regards,

Sonja Dreyer

Witness

E-DEBIT
Global Corporation

"empowering everyone"

To the Board of Directors of E-Debit Global Corporation

Effective this date of Aug, 15 2017. I am resigning my position as Vice President & Secretary of E-Debit Global Corporation

Regards,

Robert Robins

Witness

E-DEBIT
Global Corporation

"empowering everyone"

To the Board of Directors of E-Debit Global Corporation

Effective this date of Aug 15, 2017, I am resigning my position as Director of E-Debit Global Corporation

Regards,

Robert Robins

Witness

E-DEBIT
Global Corporation

"empowering everyone"

To the Board of Directors of E-Debit Global Corporation

Effective this date of Aug. 15 2017, I am resigning my position as Director of E-Debit Global Corporation

Regards,

Sonja Dreyer

Sonja Dreyer

Witness DW MACDONALD. PRESIDENT/CEO

E-DEBIT
Global Corporation

To the Board of Directors of E-Debit Global Corporation

DATE: March 26, 2017

I, KIM LAW hereby tender my resignation as a VP of Finance/CFO of E-Debit Global Corporation effective the 27 of March 2017.

Kim Law